SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2000

LASON, INC.
 (Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-21407	38-3214743

(State	(Commission	(I.R.S. Employer

of Incorporation)	File Number)	Identification No.)

1305 Stephenson Highway, Troy, Michigan	48083

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code (248) 597-5800

Item 5. Other Events.

      Michael T. Willis resigned as a director effective April 4, 2000. Mr. Willis did not resign because of a disagreement with the registrant.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASON, INC.

(Registrant)

By /s/ Gary L. Monroe

Gary L. Monroe,

Date:	April 24, 2000	Chairman and Chief Executive Officer

3